Exhibit 10.1

THE SECURITIES REPRESENTED BY THIS PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BEEN DECLARED EFFECTIVE AND IS CURRENT WITH RESPECT TO SUCH SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT, BUT, THEN, ONLY UPON THERE HAVING FIRST BEEN OBTAINED A WRITTEN OPINION OF COUNSEL TO FINDEX.COM, INC., OR OTHER COUNSEL REASONABLY ACCEPTABLE TO FINDEX.COM, INC., THAT THE PROPOSED DISPOSITION IS IN COMPLIANCE WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE “BLUE SKY” OR SIMILAR STATE SECURITIES LAW.

FINDEX.COM, INC.

PROMISSORY NOTE
April 7, 2006
USD$336,000                                                                                                                                                                                                                                                                                                                                                                 Omaha, Nebraska

FOR VALUE RECEIVED, Findex.com, Inc., a Nevada corporation, having its principal place of business located at 11204 Davenport Street, Suite 100, Omaha, Nebraska 68154 (the “Company”), hereby promises to pay to Barron Partners, LP, at 730 Fifth Avenue, 9th Floor, New York New York 10019 (the “Original Holder”), or registered assigns (each, a “Subsequent Holder”, and, together with the Original Holder, a “Holder” or the “Holders”) in immediately available funds and subject to the terms hereof, the principal sum of three hundred and thirty-six thousand U.S. dollars and 00/100 (USD$336,000.00)(the “Principal Amount”), together with simple interest thereon from the date of this promissory note (this “Note”) at the rate of eight percent (8%) per annum (calculated on the basis of a 360-day year of 30-day months) in consecutive monthly payments commencing on May 1, 2006 and continuing thereafter until paid in full of (i) ten thousand (USD$10,000) per month for the first twelve (12) months, and (ii) twenty thousand (USD$20,000) per month thereafter. Any overdue principal shall bear interest at the rate of fifteen percent (15%) per annum and shall be payable on demand.

1. Registered Owner. The Company may consider and treat the person or entity in whose name this Note shall be registered as the absolute owner hereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be effected by any notice to the contrary. The registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon its registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its principal place of business together with an assignment of this Note, duly authenticated. In the case of transfers by operation of law, the transferee shall notify the Company of such transfer and of its address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder, in person or by attorney, upon the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.

2. Investment Intent. The Holder, by its acceptance of this Note and notwithstanding any lack of signature hereto on its part, hereby represents and warrants (i) that this Note is being acquired by the Holder for its own account, for investment purposes, and not with a view to any distribution thereof, and (ii) that it will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of this Note unless a registration statement under the Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Act, or (ii) the Company has received a written opinion of its counsel, or counsel reasonably satisfactory to it, that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Act or applicable “blue sky” or state securities laws.

3. Events of Default and Remedies.

3.1 An “Event of Default” shall be deemed to have occured if:

(i) The Company defaults in any payment due under this Note, when and as the same shall become due and payable whether at maturity thereof, or by acceleration or otherwise, which default shall continue uncured for a period of ten (10) days from the date thereof; or

(ii) The Company shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief, reorganization or arrangement or any other petition in bankruptcy for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or shall be adjudicated a bankrupt or insolvent, or shall take corporate action for the purpose of any of the foregoing, or if a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property or an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law, or an order for the dissolution, winding up or liquidation of the Company, or if any such petition shall be filed against the Company and such petition shall not be dismissed within sixty (60) days.

3.2 Remedies. In case an Event of Default (other than an Event of Default resulting from the Company’s failure to pay the Principal Amount of, or any interest upon, this Note, when the same shall be due and payable in accordance with the terms hereof [after giving affect to applicable “cure” provisions herein] and an Event of Default resulting from bankruptcy, insolvency or reorganization) shall occur and be continuing, the Holder may declare by notice in writing to the Company all unpaid principal and accrued interest on the Note then outstanding to be due and payable immediately. In case an Event of Default resulting from the Company’s non--payment of principal or interest upon this Note shall occur, the Holder may declare all unpaid principal and accrued interest on this Note to be due and payable immediately. In case an Event of Default resulting from bankruptcy, insolvency or reorganization shall occur, all unpaid principal and accrued interest on the Note shall be due and payable immediately without any declaration or other act on the part of the Holder. Any such acceleration may be annulled and past defaults (except, unless theretofore cured, a default in payment of principal or interest on the Note) may be waived by the Holder.

4. Costs of Collection. Should the indebtedness represented by this Note or any part thereof be collected in any proceeding, or this Note be placed in the hands of attorneys for collection following any Event of Default, the Company agrees to pay as an additional obligation under this Note, in addition to the principal and interest due and payable hereunder, all costs of collecting this Note, including reasonable attorneys’ fees.

5. Waiver and Amendments. This Note may be amended, modified, superseded, canceled, renewed or extended, and the terms hereof may be waived only by a written instrument signed by the Company and the Holder. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

6. Loss, Theft, Destruction or Mutilation of Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new note, of like tenor, in lieu of this Note. Any note made and delivered in accordance with the provisions of this Section 6 shall be dated as of the date hereof.

7. Restrictions on Transfer. This Note may not be sold, assigned, mortgaged, pledged, hypothecated, transferred or otherwise disposed of except as follows:

(i) to a person or entity who, in the opinion of counsel to the Company, is a person or entity to whom this Note may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto, and then only against receipt of an agreement of such person to comply with the provisions hereof with respect to any resale or other disposition of such securities; or

(ii) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

8. Notices. Any notice, demand or request relating to any matter set forth herein shall be in writing and shall be deemed effective when hand delivered or when mailed, postage pre-paid by registered or certified mail, return receipt requested, or by FedEx or UPS overnight courier, or when sent by telefax transmission to either the Company at its address stated above, or to the Holder at its address stated above , or such other address as either party shall have notified the other in writing in accordance herewith.

9. Applicable Law. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Nebraska, without regard to conflict of laws.

IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf in its corporate name, by its duly authorized officer, all as of the date first above written.

FINDEX.COM, INC.
By: /s/ Steven Malone
Steven Malone
President & Chief Executive Officer